EXHIBIT 13

CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act 2002

     Pursuant to section 906 if the Sarbanes-Oxley Act of 2002, the undersigned officer of Crayfish Co., Ltd., a Japanese company (the “Company”), hereby certifies, to such officer’s knowledge, that:

     The Annual Report on Form 20-F for the year ended September 30, 2003 (the “Report”) of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 10, 2004	/s/ Kazuhiko Muraki
Kazuhiko Muraki
President and Representative Director

Dated: March 10, 2004	/s/ Kazuhiro Tamura
Kazuhiro Tamura
Director and Chief Financial Officer